                                                                     EXHIBIT 4.1

NUMBER                            TENDER LOVING CARE HEALTH                     SHARES
                                     CARE SERVICES, INC.

                                 INCORPORATED UNDER THE LAWS
                                  OF THE STATE OF DELAWARE

                                        COMMON STOCK
                                                                  SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                           CUSIP 88032R 10 7


     THIS CERTIFIES THAT


     is the owner of


           FULLY PAID AND NONASSESSABLE SHARES, $.01 PAR VALUE, OF THE COMMON STOCK OF

                          TENDER LOVING CARE HEALTH CARE SERVICES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation (a copy of which is on file at the office of the Corporation) to all of which the holder of this certificate by acceptance hereof, asserts. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

          (SIGNATURE TO COME)                                          (SIGNATURE TO COME)


              SECRETARY                                                     PRESIDENT
                                              [SEAL]




COUNTERSIGNED AND REGISTERED.
          AMERICAN STOCK TRANSFER & TRUST COMPANY
                    (NEW YORK, N.Y.)

BY                                       TRANSFER AGENT
                                          AND REGISTRAR

                                   AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common             UNIF GIFT MIN ACT - _____________ Custodian _____________
                                                                      (Cust)                  (Minor)
     TEN ENT - as tenants by the entireties
                                                                under Uniform Gifts to Minors
     JT TEN  - as joint tenants with right
               of survivorship and not as                       Act _____________________________________
               tenants in common                                                  (State)

    Additional abbreviations may also be used though not in the above list.

A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WILL BE FURNISHED BY THE CORPORATION, WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, UPON APPLICATION TO THE TRANSFER AGENT OR TO THE SECRETARY OF THE CORPORATION.

For value received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------


------------------------------------------------------------------------------
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

------------------------------------------------------------------------------

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_________________________________________________________________________Shares
of the capital stock represented by this Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________
_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------

                  X
                   -------------------------------------------------------------
                   NOTICE: The signature to this assignment must correspond with the names as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.


Signature(s) Guaranteed:


-----------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST,
STOLEN, MUTILATED OR DESTROYED, THE CORPORATION
WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
THE ISSUANCE OF A REPLACEMENT CERTIFICATE.